UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 10, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

        1-5721                                             13-2615557
(Commission File Number)                       (IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                           10010
 (Address of Principal Executive Offices)                         (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As disclosed in the Form 10-Q of Leucadia National Corporation (the "Company") for the quarter ended June 30, 2007, the chapter 11 reorganization plan (the "Reorganization Plan") of Premier Entertainment Biloxi, LLC ("Premier") and its subsidiary, Premier Finance Biloxi Corp. was confirmed by the Bankruptcy Court for the Southern District of Mississippi (the " Bankruptcy Court") in July 2007. On August 10, 2007 (the "Effective Date"), the Reorganization Plan was substantially consummated, it became effective and Premier and its subsidiary emerged from bankruptcy pursuant to the Reorganization Plan. Consequently, Premier is now a consolidated subsidiary of the Company as a result of the Company's controlling voting interest in Premier.

Pursuant to the Reorganization Plan, Premier will pay in full all allowed claims of its creditors, including payments on the Effective Date, which included principal and accrued interest due to the holders of Premier's 10 3/4% senior secured notes, and payments to the Company. The Reorganization Plan also establishes a $14,700,000 escrow for the full amount of a prepayment penalty asserted by the senior secured notes that is disputed by Premier. Entitlement to the escrow will be determined by the Bankruptcy Court at a later date.

The previously disclosed notice of appeal of the confirmation order and motion to stay the confirmation order filed by certain creditors of Premier was denied by both the Bankruptcy Court and the United States District Court for the Southern District of Mississippi on August 10, 2007. The Company believes the appeal (which is still pending) is without merit, and the Company and Premier intend to vigorously contest the appeal.

As previously disclosed, the Reorganization Plan was funded in part with an $180,000,000 senior secured credit facility dated August 10, 2007, among BHR Holdings, LLC, a subsidiary of the Company, as lender, and Premier and its subsidiary as borrower. $160,000,000 under this facility was advanced to Premier on the Effective Date. The credit facility will mature February 1, 2012, bears interest at 10 3/4%, is prepayable at any time without penalty, and contains other covenants, terms and conditions similar to those contained in the indenture that governed Premier's 10 3/4% senior secured notes.






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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2007

                                            LEUCADIA NATIONAL CORPORATION


                                            /s/ Barbara L. Lowenthal
                                            -----------------------------------
                                            Name:    Barbara L. Lowenthal
                                            Title:   Vice President





















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